ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:     October 1, 2000 - October 31, 2000

SETTLEMENT DATE:       15-Nov-00

A.     SERIES INFORMATION

       ADVANTA LEASING RECEIVABLES CORP. VIII and
       ADVANTA LEASING RECEIVABLES CORP. IX
       EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
       SERIES 1999-1

I.     SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

       (a.)        Beginning Aggregate Contract Principal Balance                                             $ 42,775,905.61
                                                                                                              ---------------
       (b.)        Contract Principal Balance of all Collections allocable to
                     Contracts                                                                                $  3,079,042.85
                                                                                                              ---------------
       (c.)        Contract Principal Balance of Charged-Off Contracts                                        $    177,913.76
                                                                                                              ---------------
       (e.)        Ending Aggregate Contract Principal Balance of all Contracts
                    as of this Settlement Date                                                                $ 39,518,949.00
                                                                                                              ---------------

                   BALANCES ON THIS SETTLEMENT DATE
                   --------------------------------
       (d.)        Class A Principal Balance as of this
                   Settlement Date (Class A Note Factor)   0.3218214                                          $ 31,820,453.02
                                                        -------------                                         ---------------
       (e1.)       Ending Class A-1 Principal Balance      0.0000000                  $            --
                                                        -------------                -----------------
       (e2.)       Ending Class A-2 Principal Balance      0.5811482                  $ 22,374,745.02
                                                        -------------                -----------------
       (e3.)       Ending Class A-3 Principal Balance      1.0000000                  $  9,445,708.00
                                                        -------------                -----------------
       (f.)        Ending Class B Principal Balance as of this
                   Settlement Date (Class B Note Factor)   0.6636640                                          $  7,698,495.97
                                                        -------------                                         ---------------


II.    COMPLIANCE RATIOS

       (a.)        Aggregate Contract Balance Remaining ("CBR") of all Contracts                              $ 42,492,766.85
                                                                                                              ---------------

       (b.)        CBR of Contracts 1 - 30 days delinquent                                                    $  4,212,447.31
                                                                                                              ---------------
       (c.)         % of Delinquent Contracts 1 - 30 days as of the related
                      Calculation Date                                                                                   9.91%
                                                                                                              ---------------

       (d.)        CBR of Contracts 31 - 60 days delinquent                                                   $  1,583,912.04
                                                                                                              ---------------
       (e.)         % of Delinquent Contracts 31 - 60 days as of the related
                      Calculation Date                                                                                   3.73%
                                                                                                              ---------------

       (f.)        CBR of Contracts 61 - 90 days delinquent                                                   $    682,300.36
                                                                                                              ---------------
       (g.)         % of Delinquent Contracts 61 - 90 days as of the related
                      Calculation Date                                                                                   1.61%
                                                                                                              ---------------

       (h.)        CBR of Contracts > 91 days delinquent                                                      $    315,557.71
                                                                                                              ---------------
       (i.)         % of Delinquent Contracts > 91 days as of the related
                      Calculation Date                                                                                   0.74%
                                                                                                              ---------------

       (j1.)       % of Delinquent Contracts 31 days or more as of the related
                     Calculation Date                                                                                    6.08%
                                                                                                              ---------------
       (j2.)       Month 2:        Sep-00                                                                                7.66%
                                ----------                                                                    ----------------
       (j3.)       Month 3:        Aug-00                                                                                6.70%
                                ----------                                                                    ----------------
       (j4.)       Three month rolling average % of Delinquent Contracts 31 days
                     or more                                                                                             6.81%
                                                                                                              ---------------
                   [*The Net Charge-Off % includes an adjustment of $27,141.33 for prior periods over allocation of Recoveries.]

       (k1.)       Net Charge-Off % for the related Collection Period
                    (annualized 30/360)                                                                                  2.77%
                                                                                                              ---------------
       (k2.)       Month 2:        Sep-00                                                                                6.16%
                                ----------                                                                    ---------------
       (k3.)       Month 3:        Aug-00                                                                                2.38%
                                ----------                                                                    ---------------
       (k4.)       Three month rolling average % for Defaulted Contracts                                                 3.77%
                                                                                                              ---------------

                   Does the Cumulative Loss % exceed
       (l1.)       The Loss Trigger Level % from Beginning Period to and
                     including 12th Collection Period?   Y or N                                                           n/a
                                                                                                              ---------------
       (l2.)       The Loss Trigger Level % from 13th Collection Period to and
                     including 24th Collection Period?  Y or N                                                             NO
                                                                                                              ---------------
       (l3.)       The Loss Trigger Level % from 25th Collection Period and
                     thereafter?  Y or N                                                                                  n/a
                                                                                                              ---------------


       (m1.)       Residual Realization for the related Collection Period                                              121.12%
                                                                                                              ---------------
       (m2.)       Month 2:        Sep-00                                                                              130.54%
                                   ------                                                                     ---------------
       (m3.)       Month 3:        Aug-00                                                                              125.54%
                                   ------                                                                     ---------------


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
       (m4.)       Three month rolling average Residual Realization Ratio                                                   125.73%
                                                                                                                     -------------

       (n.)        Does the three month rolling Residual Realization ratio
                    exceed 100% ... Y or N                                                                                     YES
                                                                                                                     -------------


III.   FLOW OF FUNDS
       (1.)        The amount on deposit in Available Funds                                                         $ 3,971,018.13
                                                                                                                     -------------
       (2.)        The prepayment amounts deposited, if any, by the Issuers'
                     to the Collection Account for removal of defaulted contracts                                   $           --
                                                                                                                    --------------
       (3.)        Total deposits in the Collection Account to be used as
                     available funds on this Payment Date                                                           $ 3,971,018.13
                                                                                                                    --------------

       (a.)        To the Servicer, Unrecoverable Servicer Advances/Initial
                     Unpaid Balance                                                                                 $   148,448.28
                                                                                                                    --------------
       (b.)        To the Servicer, the Servicing Fee and miscellaneous amounts, if any                             $   35,646.59
                                                                                                                    --------------

                   To Series 1999-1 Noteholders:
       (c.)        To Class A, the total Class A Note Interest and Class A
                     Overdue Interest for the related period.                                                       $   192,630.83
                                                                                                                    --------------
                                Interest on Class A-1 Notes                                  $           --
                                                                                             --------------
                                Interest on Class A-2 Notes                                  $   138,318.00
                                                                                             --------------
                                Interest on Class A-3 Notes                                  $    54,312.82
                                                                                             --------------
       (d.)        Interest on Class B Notes for the related period                                                 $    50,483.90
                                                                                                                    --------------

       (e.)        To Series 1999-1 Noteholders:
                   To Class A, the total applicable Principal Payment                                               $ 2,622,484.62
                                                                                                                    --------------
                                Principal Payment to Class A-1 Noteholders                   $           --
                                                                                             --------------
                                Principal Payment to Class A-2 Noteholders                   $ 2,622,484.62
                                                                                             --------------
                                Principal Payment to Class A-3 Noteholders                   $           --
                                                                                             --------------
                   To Class B for applicable Principal Payment to the extent of
                     the Class B Floor                                                                              $   634,471.99
                                                                                                                    --------------

       (f.)        To the Reserve Account:
                   The amount needed to increase the amount in the Reserve Account
                    to the Required Reserve                                                                         $           --
                                                                                                                    --------------

       (g.)        Upon the occurrence of a Residual Event   the lesser of:
                   (A) the remaining Available Funds and                                     $           --
                                                                                             --------------
                   (B) the aggregate amount of Residual Receipts included in
                       Available Funds                                                       $           --
                                                                                             --------------
                   To be deposited to the Residual Account                                                          $           --
                                                                                                                    --------------

       (h.)        To the Issuers, as owner of the Pledged Assets, any remaining
                    Available Funds on deposit in the
                    Collection Account (the "Issuers' Interest")                                                    $   286,851.93
                                                                                                                    --------------

IV.    SERVICER ADVANCES

       (a.)        Aggregate amount of Servicer Advances at the beginning of the
                    Collection Period                                                                               $   964,735.85
                                                                                                                    --------------
       (b.)        Servicer Advances reimbursed during the Collection Period                                        $    39,602.22
                                                                                                                    --------------
       (c.)        Amount of unreimbursed Service Advances to be reimbursed on the
                   Settlement Date                                                                                  $   148,448.28
                                                                                                                    --------------
       (d.)        Servicer Advances made during the related Collection Period                                      $           --
                                                                                                                    --------------
       (e.)        Aggregate amount of Servicer Advances at the end of the
                    Collection Period                                                                               $   776,685.35
                                                                                                                    --------------
       (f.)        Amount of delinquent Scheduled Payments for which Servicer
                    Advances were not made                                                                          $           --
                                                                                                                    --------------


V.     RESERVE ACCOUNT
       (a.)        Amount on deposit at the beginning of the related Collection
                    Period                                                                                          $ 2,138,795.28
                                                                                                                    --------------
       (b.)        Amount of interest earnings reinvested for the related Monthly
                    Period                                                                                          $    12,266.07
                                                                                                                    --------------
       (c.)        Amounts used to cover shortfalls, if any,  for the related
                    Collection Period                                                                               $           --
                                                                                                                    --------------
       (d.)        Amounts transferred from the Collection Account, if applicable                                   $           --
                                                                                                                    --------------
       (e.)        Balance remaining before calculating Required Reserve Amount                                     $ 2,151,061.35
                                                                                                                    --------------

       (f.)        Required Reserve Amount needed as of the related Collection
                    Period                                                                                          $ 1,975,947.45
                                                                                                                    --------------

       (g1.)       If (e) above is greater than (f), then excess amount to be
                    transferred to the Series Obligors                                                              $   175,113.90
                                                                                                                    --------------
       (g2.)       If (e) is greater than (d), then amount of shortfall
                                                                                                                    --------------

       (h.)        Amounts on deposit at the end of the related Collection
                    Period (e minus g1)                                                                             $ 1,975,947.45
                                                                                                                    --------------

       (i.)        Is the Required Reserve Amount equal to the balance in the
                    Reserve Account as of the related Collection period?  Y or N                                               YES
                                                                                                                    --------------

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
VI.    RESIDUAL ACCOUNT
       (a.)        Amount on deposit at the beginning of the related Collection Period                              $           --
                                                                                                                    --------------
       (b.)        Amounts transferred from the Collection Account                                                  $           --
                                                                                                                    --------------
       (c.)        Amounts used to cover shortfalls for the related Collection Period                               $           --
                                                                                                                    --------------
       (d.)        Amount on deposit at the end of the related Collection Period                                    $           --
                                                                                                                    --------------

VII.   ADVANCE PAYMENTS

       (a.)  Beginning aggregate Advance Payments                                                                   $   631,739.76
                                                                                                                    --------------
       (b.)  Add:  Amount of Advance Payments collected during the related
              Collection Period                                                                                     $   521,396.99
                                                                                                                    --------------
       (c.)  Add:  Investment earnings for the related  Collection Period                                           $           --
                                                                                                                    --------------
       (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility
              Account                                                                                               $   400,806.31
                                                                                                                    --------------
       (e.)  Ending aggregate Advance Payments                                                                      $   752,330.44
                                                                                                                    --------------


       ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

       BY:         /s/ John Paris
                   ---------------------------------
       TITLE:       SR VP
                   ---------------------------------
       DATE:       11/10/00
                   ---------------------------------


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